POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the

undersigned hereby constitutes and appoints

Charles E. Baker, Richard B. Johnson, and

Katherine B. Kimball, and each of them

acting or signing alone, as his true and

lawful attorney-in-fact to:

     (1) execute for and on behalf of the

undersigned, in the undersigned's capacity

as an officer of Ball Corporation (the

"Company"), any and all reports required to

be filed by the undersigned in accordance

with Section 16(a) of the Securities

Exchange Act of 1934 and the rules

thereunder; and

      (2) do and perform any and all acts

for and on behalf of the undersigned which

may be necessary or desirable to complete

and execute any such Form 3, 4 or 5 or other

required report and timely file such report

with the United States Securities and

Exchange Commission and any stock exchange

or similar authority; and

      (3) take any other action of any type

whatsoever in connection with the foregoing

which, in the opinion of such attorney-in-

fact, may be of benefit to, in the best

interest of, or legally required by, the

undersigned, it being understood that the

documents executed by such attorney-in-fact

on behalf of the undersigned, pursuant to

this Power of Attorney, shall be in such

form and shall contain such terms and

conditions as such attorney-in-fact may

approve in his or her discretion.

The undersigned hereby grants to each such

attorney-in-fact full power and authority to

do and perform each and every act and thing

whatsoever requisite, necessary, and proper

to be done in the exercise of any of the

rights and powers herein granted, as fully

to all intents and purposes as the

undersigned might or could do if personally

present, with full power of substitution or

revocation, hereby ratifying and confirming

all that such attorney-in-fact, or his or

her substitute or substitutes, shall

lawfully do or cause to be done by virtue of

this Power of Attorney and the rights and

powers herein granted. The undersigned

acknowledges that no such attorney-in-fact,

in serving in such capacity at the request

of the undersigned, is hereby assuming, nor

is the Company hereby assuming, any of the

undersigned's responsibilities to comply

with Section 16 of the Securities Exchange

Act of 1934.

This Power of Attorney shall remain in full

force and effect until the undersigned is no

longer required to file reports under

Section 16 with respect to the undersigned's

holdings of and transactions in securities

issued by the Company, unless earlier

revoked by the undersigned in a signed

writing delivered to the foregoing

attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has

caused this Power of Attorney to be executed

as of the 4th day of January, 2021.

Signature /s/ David A. Kaufman

Printed Name:  David A. Kaufman